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                                EXHIBIT 10.28

Teknekron Communications Systems

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                            EMPLOYMENT AGREEMENT
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THIS EMPLOYMENT AGREEMENT is entered into as of the 20th day of December, 1993 by and between Paul A. Farmer (the "EMPLOYEE") and Teknekron Communications Systems, Inc. (the "EMPLOYER").

1. EMPLOYMENT. EMPLOYER employs EMPLOYEE, and EMPLOYEE accepts employment with EMPLOYER, on the terms and conditions set forth in the Agreement.

2. TERMS OF EMPLOYMENT. The employment relationship between EMPLOYEE and EMPLOYER may be terminated as follows:

     (a) During the first (90) days of employment, either party may terminate without prior notice and for any reason whatsoever, or for no reason and without cause; or

     (b) After the first ninety (90) days of employment, either party may terminate for any reason whatsoever, or for no reason and without cause, upon the giving of (i) two weeks' written notice to the other party or (ii) pay equal two (2) weeks of EMPLOYEE's salary in lieu of such notice; or

     (c) At any time, EMPLOYER may terminate EMPLOYEE without prior notice if EMPLOYEE materially fails to perform any obligation or duty owed to EMPLOYER.

3. DUTIES. EMPLOYEE shall perform such tasks and duties as may be assigned by EMPLOYER, from time to time. At all times EMPLOYEE shall follow all of EMPLOYER's legal instructions and directions and shall abide by all of EMPLOYER's rules and procedures in force from time to time while employed. EMPLOYEE shall devote his full time, attention, skill and efforts to the tasks and duties assigned by EMPLOYER. Without the prior written consent of EMPLOYER, EMPLOYEE shall not provide services, for compensation, to any other person or business entity while employed by EMPLOYER.

     EMPLOYEE understands and acknowledges that EMPLOYER has a policy not to engage directly or indirectly, deliberately or inadvertently, in any recruitment or employment policies that cause the EMPLOYEE to violate any contract commitment such EMPLOYEE may have with a prior EMPLOYER or other third party. By accepting employment, EMPLOYEE certifies that no such conflict exists and that any questions regarding a potential conflict have been fully disclosed in writing to EMPLOYER.

4. COMPENSATION. As compensation for all services to be rendered by EMPLOYEE to EMPLOYER, EMPLOYEE shall be paid a salary at the annual rate of $140,000.00. Said salary shall be payable in accordance with EMPLOYER's standard procedures. EMPLOYER shall withhold from any amounts payable as compensation all federal state, municipal or other taxes as are required by any law, regulation or ruling.

     (a) EMPLOYEE understands and agrees that EMPLOYEE's salary may be adjusted by EMPLOYER prospectively, and at its sole discretion from time to time, without affecting the remaining terms of this Agreement.

     (b) EMPLOYEE understands and agrees that any other compensation that may be paid to EMPLOYEE for services rendered, or to be rendered, (whether by way of an incentive payment,

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          opportunity to acquire stock or any other form of additional compensation) shall rest in the sole discretion of EMPLOYER.

5. PROPERTY RIGHTS; DUTY TO DISCLOSE. EMPLOYEE hereby acknowledges and agrees to be bound by the provisions of the EMPLOYER's "Non-Disclosure/Assignment Agreement" attached hereto as Exhibit A and made a part hereof by this reference as though set forth in full herein. The provisions of Exhibit A shall survive any termination of this Agreement.

6. NONSOLICITATION OF EMPLOYEES. EMPLOYEE specifically agrees that during the term of this Agreement and for a period of one (1) year thereafter, EMPLOYEE shall not, directly or indirectly, either for himself or for any other person, firm, corporation or other legal entity, solicit any then employee of EMPLOYER to leave the employment of EMPLOYER.

7. NO ASSIGNMENT. This Agreement may not be assigned by EMPLOYEE without the written consent of EMPLOYER. This Agreement shall be binding on the heirs, executors, administrators, personal representatives, successors and assigns of EMPLOYEE and EMPLOYER.

8. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with and subject to the laws of the State where the EMPLOYEE was principally rendering services for EMPLOYER.

9. NOTICES. All notices or other communications provided for or by this agreement shall be made in writing and shall be deemed properly delivered when (i) delivered personally or (ii) by the mailing of such notice by registered or certified mail, postage prepaid, to the parties at the addresses set forth on the signature page of this Agreement (or to such other address as one party designates to the other in writing).

10. ENTIRE AGREEMENT AND WAIVER. This Agreement is the entire Agreement between the parties relating to EMPLOYEE's employment. It supersedes all prior agreements, arrangements, negotiations and understandings related thereto. No waiver of any term, provision or condition of this Agreement shall be deemed to be, or shall constitute, a waiver of any other term, provision of condition herein, whether or not similar. No such waiver shall be binding unless in writing and signed by the waiving party.

11. AMENDMENTS. No supplement, modification or amendment of any term, provision or condition of this Agreement shall be binding or enforceable unless evidenced in writing executed by the parties hereto.

12. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

13. REFORMATION/SERVERABILITY. In any provision of this Agreement is declared invalid by any tribunal, then such provision shall be deemed automatically adjusted to the minimum extent necessary to conform to the requirements for validity as declared at such time and, as so adjusted, shall be deemed a provision of this Agreement as though originally included herein. In the event that the provision invalidated is of such a nature that it cannot be so adjusted, the provision shall be deemed deleted from this Agreement as though such provision had never been included herein. In either case, the remaining provisions of this Agreement shall remain in effect.

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After carefully reading and considering the foregoing provisions and Exhibit A,
EMPLOYEE has voluntarily signed this Agreement on as of the date first above written.

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COMPANY:                                  EMPLOYEE:
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Teknekron Communications Systems, Inc.    /s/ Paul A. Farmer
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Name of Company                           EMPLOYEE Signature

2121 Allston Way
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Address                                   Address

Berkeley, CA  94704
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City, State                               City, State


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                                          Telephone


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                                          Social Security #

                                          12/20/93
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                                          Date